EXHIBIT 10.8


              AMENDMENT TO LETTER OF CREDIT FACILITY AGREEMENT

         This Amendment dated as of March 15, 2000 amends the (pound)290,000,000 Letter of Credit Facility Agreement dated November __, 1999 (the "Agreement") between ACE Limited (the "Account Party"), ACE Bermuda Insurance Ltd., as guarantor (the "Guarantor"), various banks (the "Banks"), Citibank, N.A., as arranger, Barclays Bank plc and ING Barings, as co-arrangers, and Citibank International plc, as agent (the "Agent") and trustee for the Banks.

         The Account Party, the Guarantor, the Agent and the Banks hereby agree that the Agreement shall be amended as follows:

1. Clause 1.1 of the Agreement is amended to add thereto in the appropriate alphabetical position the following definition:

                           "Securitization Transaction" means any sale,
                  assignment or other transfer by the Account Party or any Subsidiary of any accounts receivable, premium finance loan receivables, lease receivables or other payment obligations owing to the Account Party or such Subsidiary or any interest in any of the foregoing, together in each case with any collections and other proceeds thereof, any collection or deposit accounts related thereto, and any collateral, guaranties or other property or claims in favor of the Account Party or such Subsidiary supporting or securing payment by the obligor thereon of, or otherwise related to, any such receivables.

2. Clause 15.9 of the Agreement is amended by deleting the word "and" at the end of sub-clause 15.9.15, inserting "; and" at the end of sub-clause 15.9.16, and adding the following sub-clause 15.9.17:

                  15.9.17 Liens arising in connection with Securitization Transactions; provided that the aggregate principal amount of the investment or claim held at any time by all purchasers, assignees or other transferees of (or of interests in) receivables and other rights to payment in all Securitization Transactions (toegther with the aggregate principal amount of any other obligations secured by such Liens) shall not exceed U.S.$250,000,000.

         The foregoing amendments shall become effective on the date on which the Agent has received counterparts hereof (by facsimile or otherwise) signed by the Account Party, the Guarantor, the Banks and the Agent. Except as amended hereby, the Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects.



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         This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. This Amendment shall be governed by, and construed in accordance with, English law.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.



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                                             ACE LIMITED


The Common Seal of ACE Limited was
hereunto affixed in the presence of:

------------------------------------
Director

------------------------------------
Secretary


                                             ACE BERMUDA INSURANCE LTD.

The Common Seal of ACE Bermuda
Insurance Ltd. was
hereunto affixed in the presence of:

-----------------------------------
Director

-----------------------------------
Secretary



                                             CITIBANK INTERNATIONAL


                                             By:-------------------------------
                                             Title:----------------------------



                                             CITIBANK, N.A.


                                             By:-------------------------------
                                             Title:----------------------------




                                             BARCLAYS BANK PLC



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



                                             By:-------------------------------
                                             Title:----------------------------


                                             ING BANK N.V., LONDON BRANCH


                                             By:-------------------------------
                                             Title:----------------------------


                                             ABN AMRO BANK N.V., LONDON BRANCH


                                             By:-------------------------------
                                             Title:----------------------------



                                             NATIONAL WESTMINSTER BANK PLC


                                             By:-------------------------------
                                             Title:----------------------------



                                             CREDIT LYONNAIS NEW YORK BRANCH


                                             By:-------------------------------
                                             Title:----------------------------








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